CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Richard M. Cohen, Chief Financial Officer of Baseline Oil & Gas Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) the amended Quarterly Report on Form 10-QSB/A for the quarterly period ended June 30, 2006 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and


(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Baseline Oil & Gas Corp.


Dated: October 6, 2006



                                           /s/ Richard M. Cohen
                                           -------------------------------------
                                           Richard M. Cohen
                                           Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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